UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported)         April 25, 2002

TELLABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Tellabs Center, 1415 W. Diehl Road, Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (630) 378-8800

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

Mellody Hobson elected to Tellabs' board of directors

At the company's annual meeting on April 23, 2002, Tellabs' stockholders elected Mellody Hobson, president of Ariel Capital Management, Inc. to the Tellabs' board of directors. Current directors Stephanie Pace Marshall and William F. Souders were re-elected to new, three-year terms as directors. Further details are contained in the press release of Tellabs, Inc., dated April 23, 2002, attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

   (c) Exhibits
     Exhibit 99 - Press Release of Tellabs, Inc., dated April 23, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       TELLABS, INC.
                      (Registrant)

                             /s James A. Dite
                         James A. Dite
                                                 Vice President and Controller
                                                   (Principal Accounting Officer)

April 25, 2002
(Date)

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release of Tellabs, Inc., dated April 23, 2002.